                       SECOND LOAN MODIFICATION AGREEMENT


     This Second Loan Modification Agreement ("this Agreement") is made as of August 7, 1997 by and among Fleet National Bank (the "Bank") (the Bank being the successor by merger to Fleet National Bank of Massachusetts, said Fleet National Bank of Massachusetts being formerly known as "Shawmut Bank, N.A."), GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA"), GZA GeoEnvironmental, Inc., a Massachusetts corporation ("GZA Associates"), GZA Drilling, Inc., a Massachusetts corporation ("GZA Drilling"), GZA Remediation, Inc., a Massachusetts corporation ("GZA Remediation"), GZA Securities Corp., a Massachusetts corporation ("GZA Securities"), Delta Geotechnical Services, Inc., a Massachusetts corporation ("Delta"), Grover Enterprises, Inc., a Massachusetts corporation ("Grover") and Goldberg Zoino Associates of New York, P.C. ("GZA New York") (GZA, GZA Associates, GZA Drilling, GZA Remediation, GZA Securities, Delta, Grover and GZA New York being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"). For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank act and agree as follows:

     1. Reference is made to: (i) that certain Revolving Credit and Term Loan Agreement dated as of February 28, 1994 among Shawmut Bank, N.A. and the Borrowers, as amended (as so amended, the "Loan Agreement"), the Bank having succeeded by merger to the rights of Shawmut Bank, N.A. thereunder; (ii) that certain $5,500,000 face principal amount promissory note dated February 28, 1994 (the "1994 Line of Credit Note") made by the Borrowers and payable to the order of Shawmut Bank, N.A.; (iii) those promissory notes (collectively, the "Term Notes") made by GZA (or, in certain cases, GZA and another Borrower) which have heretofore been issued and may hereafter be issued pursuant to Section 1.02(B) of the Loan Agreement (the Borrowers hereby representing and agreeing that the obligations of those Borrowers named in each such Term Note are joint and several), the Bank having succeeded by merger to the rights of Shawmut Bank, N.A. under said Term Notes; (iv) those certain guaranties (collectively, the "Guaranties") executed and delivered in favor of Shawmut Bank, N.A. by each of the Borrowers pursuant to clause (iii) of Section 3.01(b) of the Loan Agreement, the Bank having succeeded by merger to the rights of Shawmut Bank, N.A. thereunder; and (v) that certain $5,500,000 face principal amount promissory note of even date herewith (the "1997 Line of Credit Note") made by the Borrowers and payable to the order of the Bank. The Loan Agreement, the 1997 Line of Credit Note, the Term Notes and the Guaranties are hereinafter collectively referred to as the "Financing Documents".

     2. The Bank hereby waives the Event of Default under the Loan Agreement which consists of GZA's failure to comply, as at August 31, 1996, with paragraph
(b) of Section 4.08 of the Loan Agreement (the Cash Flow Coverage test); provided that this waiver is limited to said paragraph (b) and does not extend to any other provision of the Loan Agreement, nor does it apply as at any other date.


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     3.   The Loan Agreement is hereby amended:

          a. By providing that all references therein to the "Lender" will be deemed to refer to Fleet National Bank, having a place of business at One Federal Street, Boston, MA. 02211.

          b. By deleting from the first sentence of Section 1.01(A) of the Loan Agreement the words "in an aggregate principal amount not to exceed at any time outstanding the sum of Five Million Five Hundred Thousand Dollars ($5,500,000)" and by substituting in their stead the following:

          "; provided that such Line of Credit Loans will be limited in aggregate principal amount so that the total Revolving Credit Liabilities (hereinafter defined) will never exceed $5,500,000"

          c. By inserting into the third sentence of Section 1.01(A) of the Loan Agreement, immediately after the words "by the Lender", the following:

          "(except as otherwise provided below with respect to LIBOR Loans)"

          d. By inserting into the last sentence of Section 1.01 of the Loan Agreement, immediately after the words "except that the Converted Loan", the following:

          "made at the Expiration Date"

          e. By inserting into the first sentence of Section 1.01(B) of the Loan Agreement, immediately after the words "to the Borrowers", the following:

          "(such Term Loan being made either to GZA singly or to GZA and another Borrower jointly and severally)"

          f. By providing that all references in the Loan Agreement to the "Corporate Base Rate" will be deemed to refer to the Prime Rate (hereinafter defined) of Fleet National Bank.

          g. By deleting from Section 1.01(C) of the Loan Agreement the words "`Expiration Date' means July 31, 1996" and by substituting in their stead the following:

          "`Expiration Date' means July 31, 1999"

          h. By deleting from Section 1.01(D) of the Loan Agreement the words "`Maturity Date' means July 31, 2000" and by substituting in their stead the following:

          "Maturity Date' means July 31, 2004"


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          i.   By deleting in its entirety Section 1.03 of the Loan Agreement and by substituting in its stead the following:

          "SECTION 1.03. FIXED RATE LOANS; BORROWING MECHANICS.

          (a) DEFINITIONS. As used in this Agreement, the following terms have the following respective meanings:

          `Adjusted COF Rate' - As defined in Section 1.03(b) below.

          `Bank Certificate' - A certificate signed by an officer of the Lender setting forth any additional amount required to be paid by the Borrowers to the Lender pursuant to Sections 1.03(b) and 1.03(f) and/or 1.03(g) of this Agreement, which certificate shall be submitted by the Lender to the Borrowers in connection with each demand made at any time by the Lender upon the Borrowers with respect to any such additional amount, and each such certificate shall, save for manifest error, constitute conclusive evidence of the additional amount required to be paid by the Borrowers to the Lender upon each demand. A claim by the Lender for all or any part of any additional amount required to be paid by the Borrowers may be made before and/or after the end of the Interest Period to which such claim relates or during which such claim has arisen and before and/or after any payment hereunder to which such claim relates. Each Bank Certificate shall set forth in reasonable detail the basis for and the calculation of the claim to which it relates.

          `Business Day' - Any day which is not a Saturday, nor a Sunday nor a public holiday under the laws of the United States of America or The Commonwealth of Massachusetts applicable to a national bank; provided however that if the applicable provision relates to a LIBOR Loan, then the term `Business Day' shall not include any day on which dealings are not carried on in the London interbank market or on which banks are not open for business in London.

          `COF Loan' - Any Term Loan which bears interest at an Adjusted COF
          Rate.

          `Eurocurrency Liabilities' - Has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as in effect from time to time, or in any successor regulation relating to the liabilities described in said Regulation D.


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          `Eurodollar Interest Rate' - For any Interest Period relating to a
          LIBOR Loan, an interest rate per annum, expressed as a percentage, determined by the Lender pursuant to the following formula:

                  *EIR  =     LIBOR    +    ERI
                         -------------
                         [1.00  -  RR]

                         Where EIR  = Eurodollar Interest Rate
                         LIBOR   =  See definition of LIBOR
                         RR         = Reserve Rate
                         ERI        = Eurodollar Rate Increment

                  *EIR and each component thereof to be rounded upwards to the next higher 1/8 of 1%

          `Eurodollar Rate Increment' - One and one-half percent (1.5%) per annum.

          `Fixed Rate Loan" - Any Loan which is a LIBOR Loan or a COF Loan.

          `Floating Rate' - As defined in Section 1.03(b).

          `Floating Rate Loan' - Any Loan which bears interest at the Floating Rate.

          `Impositions' - All present and future taxes, levies, duties, impositions, deductions, charges and withholdings applicable to the Lender with respect to any Fixed Rate Loan, excluding, however, any taxes imposed directly on the Lender's income and any franchise taxes imposed on it by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof.

          `Interest Payment Date(s)' - As to each LIBOR Loan, the last day of the Interest Period applicable thereto; provided that if any such Interest Period for a LIBOR Loan is more than one month, then there will be multiple Interest Payment Dates for such LIBOR Loan, the first of which shall be on the 30th day of such Interest Period, with a subsequent Interest Payment Date to occur at the end of each 30-day period thereafter and on the last day of such Interest Period. As to each COF Loan, the Interest Payment Date will be the last day of the Interest Period applicable thereto.


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          `Interest Period' - As to each LIBOR Loan, the period commencing with the date of the making of such LIBOR Loan and ending one, two or three months thereafter, as the Borrowers may select; provided that (A) any such Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day occurs in a new calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (B) any such Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall end on the last Business Day of such calendar month, and (C) no Interest Period may be selected which would end after the Expiration Date. The Interest Period for each COF Loan will be a period of 30 days commencing on the date of the making of such COF Loan and ending on the date occurring 30 days thereafter; provided, however, that (A) each such Interest Period which would otherwise end on a day which is not a Business Day shall end on the immediately succeeding Business Day and (B) no such Interest Period may be selected which would end after the Maturity Date.

          `LIBOR' - With respect to each Interest Period for a LIBOR Loan, that rate of interest per annum (rounded upward, if necessary, to the nearest 1/8 of 1%) at which deposits in United States Dollars are offered to the Lender, for delivery on the first day of the applicable Interest Period, in the London interbank market at 10:00 a.m. London time, two Business Days prior to the first day of the applicable Interest Period for a term equal to the term of the LIBOR Loan requested for such Interest Period and in an amount substantially equal to the principal amount of the relevant LIBOR Loan. The Lender shall give prompt notice to the Borrowers of LIBOR as determined for each LIBOR Loan and such notice shall be conclusive and binding, absent manifest error.

          `LIBOR Loan' - Any Line of Credit Loan which bears interest at a Eurodollar Interest Rate.

          `London' - The City of London in England.

          `Prime Rate' - That interest rate per annum announced by the Lender from time to time as its `prime rate', it being acknowledged that such rate is merely a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto.


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          `Revolving Credit Liabilities' - At any time, the sum of (i) the principal amount of all Line of Credit Loans then outstanding, plus
          (ii) all then undrawn amounts of letters of credit issued by the Lender for the account of any Borrower, plus (iii) all amounts then drawn on any such letter of credit which at said date shall not have been reimbursed to the Lender by the Borrowers.

          `Reserve Rate' - The aggregate rate, expressed as a decimal, at which the Lender would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulation relating to such reserve requirements) against Eurocurrency Liabilities, as well as any other reserve required of the Lender with respect to the LIBOR Loans. The Eurodollar Interest Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Rate.

          Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by `any' shall be taken to indicate any number of the members of the relevant class.

          (b) INTEREST RATES. Except as provided below in this Section 1.03(b), interest on all Loans will be payable (subject to the provisions of the Notes for default rate interest) at a fluctuating rate per annum (the `Floating Rate') which shall at all times be equal to the Prime Rate as in effect from time to time (but in no event in excess of the maximum rate permitted by then applicable law), with a change in such rate of interest to become effective on each day when a change in the Prime Rate becomes effective. Subject to the conditions set forth herein, the Borrowers may elect that any Line of Credit Loan will be made as a LIBOR Loan. Such election shall be made by the Borrowers giving to the Lender a written or telephonic notice received by the Lender within the time period and containing the information described in the next following sentence (a `LIBOR Borrowing Notice'). The LIBOR Borrowing Notice must be received by the Lender no later than 10:00 a.m. (Boston time) on that day which is two Business Days prior to the date of the proposed borrowing and must specify the amount of the LIBOR Loan requested (which shall be $250,000 or an integral multiple thereof), whether the Interest Period is proposed to be one month, two months or three months and the proposed commencement date of the relevant Interest Period. Any LIBOR Borrowing Notice shall, upon receipt by the Lender, become irrevocable and binding on the Borrowers, and the Borrowers shall, upon demand and receipt of a Bank Certificate from the Lender

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          with respect thereto, forthwith indemnify (and shall be jointly and severally obligated to indemnify) the Lender against any loss or expense incurred by the Lender as a result of any failure by the Borrowers to obtain or maintain any requested LIBOR Loan, including, without limitation, any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Lender to fund or maintain such LIBOR Loan. Each LIBOR Loan will be due and payable in full (if not required to be repaid earlier pursuant to the terms of this Agreement) on the last day of the Interest Period applicable thereto. The principal amount of any such LIBOR Loan so repaid may be reborrowed as a new LIBOR Loan to the extent and on the terms and conditions contained in this Agreement by delivery to the Lender of a new LIBOR Borrowing Notice conforming to the requirements set forth above in this Section (and any LIBOR Loan not so repaid and not so reborrowed as a new LIBOR Loan will be deemed to have been reborrowed as a Floating Rate Loan). Notwithstanding any other provision of this Agreement, the Lender need not make any LIBOR Loan at any time when there exists any Event of Default under this Agreement or any event or circumstance which, with the giving of notice or the passage of time or both, could become an Event of Default.

          Each Term Loan will be made (as GZA may designate in writing) either to GZA singly or to GZA and another Borrower, jointly or severally. Subject to the conditions set forth below, the relevant Borrower or Borrowers may request that any Term Loan be made as a COF Loan (or, if a Term Loan is already outstanding as a Floating Rate Loan, that same be converted into a COF Loan). Any such request must be received by the Lender not later than 10:00 A.M. (Boston time) two Business Days prior to the date of the proposed borrowing (or if the relevant Term Loan is already outstanding, the date on which the Adjusted COF Rate is proposed to take effect). Each such request must include the principal amount of any proposed COF Loan, must identify any outstanding Term Loan as to which an Adjusted COF Rate is requested and must state the date on which such COF Loan is proposed to be made (or, if relating to an outstanding Term Loan as to which an Adjusted COF Rate is requested, the date on which such Adjusted COF Rate is to take effect). Following each request for a COF Loan, the Lender will endeavor to offer a proposed Adjusted COF Rate at a rate determined as provided below and under conditions for acceptance determined by the Lender in its sole discretion. The relevant Borrower or Borrowers may elect to accept such offer in the manner and within the time period specified in such offer. Any


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

          such acceptance shall be irrevocable on the part of such Borrowers. Upon such acceptance, the interest rate payable with respect to the subject Term Loan shall be fixed (subject to adjustment as provided in this Agreement) for the Interest Period specified in the Borrowers' request and at the rate communicated by the Lender as its proposed Adjusted COF Rate. Any proposed Adjusted COF Rate offered under this paragraph will be a rate per annum equal to the sum of (i) two percent (2%) per annum plus (ii) the COF Rate (defined below) for the applicable Interest Period (expressed as a per annum rate); provided, however, that the Adjusted COF Rate shall in no event exceed the maximum rate permitted by applicable law. The `COF Rate' shall be determined by the Lender in its discretion for the purpose of any proposed Adjusted COF Rate offered under this Section and, in this determination, the Lender will attempt to reflect the cost of obtaining funds at fixed rates from the sources hereinafter provided. The Lender may base the COF Rate for the purpose of computing a proposed Adjusted COF Rate on any (or any combination of) recognized sources of available funding for transactions of this type, including, but not limited to, the interbank market, the domestic and European certificate of deposit market and sales of commercial paper. The COF Rate for purposes of this computation shall in any event include adjustments for the costs of maintaining reserves, insurance (including, without limitation, assessments by the Federal Deposit Insurance Corporation), taxes, hedging and other costs which may be incurred by the Lender with respect to the applicable sources or sources of funding, all as determined by the Lender in its reasonable discretion. The source or sources of funding utilized for the computation of the proposed rate shall be selected by the Lender at its sole discretion for offering to the Borrowers, and no Borrower shall have any claim against the Lender with respect to computation of any proposed Adjusted COF Rate. If any Borrower is dissatisfied with any proposed Adjusted COF Rate, the Borrowers' sole remedy with respect thereto shall be not to accept such proposed Adjusted COF Rate within the applicable time period, and thus not to borrow the proposed Term Loan (or, in the case of any outstanding Term Loan, to continue such Term Loan as a Floating Rate Loan). Notwithstanding the foregoing provisions hereof, the Lender need not offer a proposed Adjusted COF Rate for any period of time with respect to which the Lender, in its sole discretion, determines that there are no recognized sources of funding available to it for such time period or principal amount or that the cost of funds with respect thereto would be unreasonably high. If any one or more of the Borrowers shall accept a proposed Adjusted COF Rate offered hereunder and


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


          shall then fail for any reason to borrow the COF Loan to which such offer related, the Borrowers shall, upon submission by the Lender of a Bank Certificate with respect thereto, forthwith indemnify the Lender (and shall be jointly and severally obligated to indemnify the Bank) against any loss or expense incurred by the Lender as a result of any such failure by the Borrowers, including, without limitation, any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Lender to fund or maintain the requested COF Loan. Each Adjusted COF Rate accepted hereunder will remain in effect through the last day of the Interest Period applicable thereto. At the end of such Interest Period, the relevant Borrower or Borrowers may request, subject to all of the terms and conditions contained in this Agreement, that a new Interest Period commence with an Adjusted COF Rate to be offered and accepted as provided above or that such Term Loan become a Floating Rate Loan (and any COF Loan as to which a new Adjusted COF Rate is not so offered and accepted for a new Interest Period will be deemed to have become a Floating Rate Loan). Notwithstanding any other provision of this Agreement, the Lender need not make any COF Loan at any time when there exists any Event of Default under this Agreement or any event or circumstance which, with the giving of notice or the passage of time or both, could become an Event of Default.

          (c) REPAYMENTS. The Borrowers may repay, at any time, without penalty or premium, the whole or any portion of any Loan which is a Floating Rate Loan. The Borrowers may repay the whole or any portion of any Loan which is a Fixed Rate Loan; provided that (i) the Borrowers give the Lender not less than two (2) Business Days' prior written notice of their intent so to repay, (ii) the Borrowers pay all interest on the Fixed Rate Loan (or portion thereof) so repaid accrued to the date of such repayment, (iii) any voluntary repayment of a LIBOR Loan shall be in a principal amount of $250,000 or an integral multiple thereof and (iv) if the Borrowers for any reason make any payment with respect to principal of a Fixed Rate Loan prior to the last day of the Interest Period applicable thereto, the Borrowers shall forthwith pay (and shall be jointly and severally obligated to pay) all amounts owing to the Lender pursuant to the provisions of Section 1.03(f) with respect to such Fixed Rate Loan.

          (d) INTEREST PAYMENTS. The Borrowers will pay interest on the principal amount of the Loans outstanding from time to time, from the date hereof until payment of the Loans in full and the


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          termination of this Agreement. Interest on Floating Rate Loans will be payable monthly in arrears on the first day of each month. Interest on each Fixed Rate Loan will be paid in arrears on each of the Interest Payment Date or Dates applicable thereto. In any event, interest on the Line of Credit Loans shall also be paid on the date of payment of the Line of Credit Loans in full and interest on each Term Loan shall be paid on the date of payment of such Term Loan in full (and, if such Term Loan is being converted from being a Floating Rate Loan to a COF Loan, on the date of such conversion). Interest on Floating Rate Loans shall be payable at the Floating Rate. The rate of interest payable on any LIBOR Loan will be the Eurodollar Interest Rate applicable thereto. The rate of interest payable on any COF Loan shall be the Adjusted COF Rate applicable thereto. All interest, fees, other amounts and other amounts payable under this Agreement and/or under any note now or hereafter evidencing the Loans will be calculated on the basis of a 360-day year for the actual number of days elapsed.

          (e)  RATE DETERMINATION PROTECTION. In the event that:

               (i) the Lender shall determine that, by reason of circumstances affecting the London interbank market or otherwise, adequate and reasonable methods do not exist for ascertaining the Eurodollar Interest Rate which would otherwise be applicable during any Interest Period, or

               (ii) the Lender shall determine that:

               (A) the making or continuation of any LIBOR Loan has been made impracticable or unlawful by (1) the occurrence of any contingency that materially and adversely affects the London interbank market or (2) compliance by the Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

               (B) LIBOR will not, in the reasonable determination of the Lender, adequately and fairly reflect the cost to the Lender of funding the LIBOR Loans for such Interest Period then the Lender shall forthwith give notice of such determination (which shall be conclusive and binding on the

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               Borrowers) to the Borrowers. In such event, the obligations of the Lender to make LIBOR Loans shall be suspended until the Lender determines that the circumstances giving rise to such suspension no longer exist, whereupon the Lender shall notify the Borrowers.

          (f)  PREPAYMENT OF FIXED RATE LOANS. The following provisions of this
          Section 1.03(f) shall be effective only with respect to Fixed Rate
          Loans: If, due to acceleration of or demand with respect to any Loan or due to voluntary prepayment or due to exercise of rights and remedies against collateral or due to any other reason, the Lender receives payment of any principal of a Fixed Rate Loan on any date prior to the last day of the relevant Interest Period, the Borrowers shall, upon demand and receipt of a Bank Certificate from the Lender with respect thereto, pay (and shall be jointly and severally obligated to pay) forthwith to the Lender all amounts required to compensate the Lender for losses, costs or expenses which it may have incurred and may reasonably incur as a result of such payment, including, without limitation, any loss or expense incurred by reason of the liquidation or redeployment of funds acquired by the Lender to fund or maintain such Fixed Rate Loan.

          (g)  INCREASED COSTS; CAPITAL ADEQUACY.

               (i) If the adoption, effectiveness or phase-in, after the date hereof, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (A) shall subject the Lender to any Imposition or other charge with respect to any Fixed Rate Loan or the Lender's agreement to make Fixed Rate Loans, or shall change the basis of taxation of payments to the Lender of the principal of or interest on any Fixed Rate Loan or any other amounts due under this agreement in respect of the Fixed Rate Loans or the Lender's agreement to make Fixed Rate Loans (except for changes in the rate of tax on the over-all net income of the Lender); or

               (B) shall impose, modify or deem applicable any reserve, special deposit, deposit insurance or similar requirement (including, without limitation, any such requirement imposed by


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


          the Board of Governors of the Federal Reserve System, but excluding, with respect to any Fixed Rate Loan, any such requirement already included in the applicable Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, the Lender or shall impose on the Lender or on the London interbank market any other condition affecting any Fixed Rate Loans or the Lender's agreement to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining any Fixed Rate Loan or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under any related note with respect to any Fixed Rate Loan by an amount deemed by the Lender to be material, then, within 30 days following the Borrowers' receipt of a Bank Certificate from the Lender with respect thereto, the Borrowers shall pay (and shall be jointly and severally obligated to pay) to the Lender such additional amount or amounts as the Lender certifies to be necessary to compensate the Lender for such increased cost or reduction in amount received or receivable.

               (ii) If the Lender shall have determined that the adoption or phase-in after the date hereof of any applicable law, rule or regulation regarding capital requirements for banks or bank holding companies, or any change therein after the date hereof, or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive of such entity regarding capital adequacy (whether or not having the force of law) has or would have the effect of reducing the return on the Lender's capital with respect to its agreement hereunder to make Loans or with respect to any Loan (whether or not then subject to any COF Rate or Eurodollar Interest Rate) to a level below that which the Lender could have achieved (taking into consideration the Lender's policies with respect to capital adequacy immediately before such adoption, phase-in, change or compliance and assuming that the Lender's capital was then fully utilized) by any amount deemed by the Lender to be material: (A) the Lender shall promptly after its determination of such occurrence give notice thereof to the Borrowers; and (B) the Borrowers shall pay (and shall be jointly and severally obligated to pay) to the Lender as an additional fee from time to time, within 30 days following the Borrowers' receipt of a Bank Certificate with respect thereto, such amount as the Lender certifies to be the amount that will compensate it for such reduction. A Bank


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


          Certificate given by the Lender claiming compensation under this Section shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to the Lender hereunder and the method by which such amounts are determined. In determining any such amount, the Lender may use any reasonable averaging and attribution methods.

               (iii) No failure on the part of the Lender to demand compensation on any one occasion shall constitute a waiver of its right to demand such compensation on any other occasion and no failure on the part of the Lender to deliver any Bank Certificate in a timely manner shall in any way reduce any obligation of the Borrowers to the Lender under this Section.

          (h) ILLEGALITY OR IMPOSSIBILITY. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation or administration of any law or regulation applicable to the Lender or the Lender's activities in the London interbank market shall make it unlawful, or any central bank or other governmental authority having jurisdiction over the Lender or the Lender's activities in the London interbank market shall assert that it is unlawful, or otherwise make it impossible, for the Lender to perform its obligations hereunder to make LIBOR Loans or to continue to fund or maintain LIBOR Loans, then on notice thereof and demand therefor by the Lender to the Customer, (i) the obligation of the Lender to fund LIBOR Loans shall terminate and (ii) the Customer shall prepay in full all affected LIBOR Loans within five (5) Business Days and, in any event, on or prior to the last day on which such LIBOR Loans may legally remain outstanding."

          j. By adding to Section 1.04(A) of the Loan Agreement, at the end hereof, the following:

          "Letters of credit may be issued from time to time for the account of the Borrowers under the Lender's then customary documentation at the written request of the Borrowers; provided that (i) all of the conditions to advance contained in Article III shall have been satisfied as at the date of such issuance, and (ii) at the date of such issuance, and after giving effect thereto, the Revolving Credit Liabilities will not aggregate in excess of $5,500,000. The Borrowers hereby authorize the Lender, without further request from any Borrower, to cause the liability of any Borrower or Borrowers to the Lender for reimbursement of funds drawn under any letter of credit issued by the Lender to be repaid from the proceeds of a Line of Credit Loan to be made hereunder. The Borrowers hereby irrevocably request that such Line of Credit Loans be made."

          k. By deleting in its entirety paragraph (a) of Section 4.08 of the Loan Agreement (the Minimum Net Worth test) and by substituting in its stead the following:

          "Maintain Minimum Net Worth, measured as at the end of each fiscal quarter of GZA, of not less than $21,000,000."

          l. By deleting from paragraph (d) of Section 4.08 of the Loan Agreement (the Working Capital test) the words "Ten Million Dollars ($10,000,000)" and by substituting in their stead the following:

          "$15,000,000"

          m. By deleting from the definition of "Cash Flow Coverage" appearing in Section 4.08 of the Loan Agreement the words "Unfinanced Capital Expenditures and".

          n. By adding to Section 7.01 of the Loan Agreement, at the end thereof, the following:

          "All representations, covenants and agreements of the Borrowers contained herein will be deemed the joint and several obligations of the Borrowers, whether or not expressly so stated herein."

          o. By changing the Bank's notice address, pursuant to Section 7.06 of the Loan Agreement, to the following:

          "Fleet National Bank
          One Federal Street, 4th Floor
          Boston, MA  02211
          Attention:  Thomas F. Brennan, Vice President"

          p. By deleting in its entirety Exhibit A to the Loan Agreement and by substituting in its stead Exhibit A in the form attached hereto.

          q. By deleting in its entirety Exhibit B to the Loan Agreement and by substituting in its stead Exhibit B in the form attached hereto. Said Exhibit B in the form attached hereto will be used for all future Term Loans.

          r. By modifying Exhibit C to the Loan Agreement (i) to take into account the changes made by the foregoing provisions of this Agreement as to the identity and address of the

Bank, (ii) by replacing the words "Corporate Base Rate" with the words "Prime Rate", and (iii) by replacing the words "Fixed Rate" with the words "Adjusted COF Rate".

          s. By modifying Exhibit E to the Loan Agreement to take into account the above-described change as to the identity of the Bank.

          t. By deleting in its entirety Exhibit F to the Loan Agreement and by substituting in its stead Exhibit F in the form attached hereto.

     4.   Each presently outstanding Term Note is hereby amended:

          a. By providing that the "Lender" described therein is Fleet National Bank, having an office at One Federal Street, Boston, MA 02211.

          b. By providing that all references therein to the "Corporate Base Rate" will be deemed to refer to Fleet National Bank's "Prime Rate", as defined above in this Agreement.

          c. By providing that all references therein to a "Fixed Rate" will be deemed to refer to the "Adjusted COF Rate", as defined in this Agreement.

          d. By providing that the provisions of the Loan Agreement (as amended by this Agreement) relating to the method of determination of an interest rate for Term Loans (as defined in the Loan Agreement), to the prerequisites for borrowing a Term Loan, to the time for payment of interest of any Term Loan and to the additional amount, if any, payable upon any prepayment of principal of any Term Loan, will be deemed to supersede any inconsistent provisions of the existing Term Notes.

     5. Whenever in any Financing Document, or in any borrowing request, certificate or opinion to be delivered in connection therewith, reference is made to a "Loan Agreement" (or, in the case of a request for a Term Loan, to the "Agreement"), from and after the date hereof same will be deemed to refer to the Loan Agreement, as hereby amended.

     6. In order to induce the Bank to enter into this Agreement, the Borrowers further jointly and severally represent and warrant to the Bank as follows:

          a. The execution, delivery and performance of this Agreement, the 1997 Line of Credit Note and each Term Note to be delivered hereafter have been duly authorized by each Borrower by all necessary corporate and other action, will not require the consent of any third party and will not conflict with, violate the provisions of, or cause a default or constitute an event which, with the passage of time or the giving of notice or both, could cause a default on the part of any Borrower under its charter documents or by-laws or under any contract, agreement, law, rule, order, ordinance, franchise, instrument or other document, or result in the imposition of any lien or encumbrance on any property or assets of any Borrower.

          b. Each Borrower has duly executed each of this Agreement and the 1997 Line of Credit Note and has delivered same to the Bank.

          c. Each of this Agreement and the 1997 Line of Credit Note is the legal, valid and binding obligation of the Borrowers, enforceable jointly and severally against each of the Borrowers in accordance with its respective terms. Each Term Note now outstanding is (and each Term Note hereafter issued will be) the legal, valid and binding obligation of the Borrower or Borrowers named therein, enforceable against each of them in accordance with its terms.

          d. The representations and warranties made in the Loan Agreement continue to be correct as of the date hereof, except as supplemented and/or modified on the attached supplemental disclosure schedule.

          e. Giving effect to the waiver set forth in Section 2 above and to certain prior written waivers, the covenants and agreements of the Borrowers contained in the Loan Agreement (as amended hereby) have been compiled with on and as of the date hereof.

          f. Giving effect to the waiver set forth in Section 2 above and to certain prior written waivers, no event which constitutes or which, with notice or lapse of time, or both, could constitute, an Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

          g. No material adverse change has occurred in the financial condition of the Borrowers from that disclosed in the financial statements of GZA as at February 28, 1997, heretofore provided to the Bank.

     7. Except as expressly affected hereby, the Loan Agreement and each of the other Financing Documents remains in full force and effect as heretofore. Each Borrower hereby agrees that the respective Guaranty heretofore given by such Borrower (i) remains in full force and effect, (ii) runs to the benefit of Fleet National Bank and (iii) includes, as obligations guaranteed thereunder, the Loan Agreement (as amended by this Agreement), the 1997 Line of Credit Note, the existing Term Notes (as amended by this Agreement) and all future Term Notes.

     8. Nothing contained herein will be deemed to constitute a waiver (other than the express written waiver set forth in Section 2 of this Agreement) or a release of any provision of any of the Financing Documents. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or to agree to any amendment or modification of any provision of any of the Financing Documents on any other or future occasion.

     Executed, as an instrument under seal, as of the date and year first above written.


                                 FLEET NATIONAL BANK


                                 By: /s/ Thomas F. Brennan
                                    --------------------------------------------
                                    Name: Thomas F. Brennan
                                    Title: VP



                                 GZA GEOENVIRONMENTAL
                                 TECHNOLOGIES, INC.


                                 By: /s/ Joseph P. Hehir
                                    --------------------------------------------
                                    Name: Joseph P. Hehir
                                    Title: Chief Financial Officer and Treasurer


                                 GZA GEOENVIRONMENTAL, INC.


                                 By: /s/ Joseph P. Hehir
                                    --------------------------------------------
                                    Name: Joseph P. Hehir
                                    Title: Treasurer


                                 GZA DRILLING, INC.


                                 By: /s/ M. Joseph Celi
                                    --------------------------------------------
                                    Name: M. Joseph Celi
                                    Title: President

                                 GZA REMEDIATION, INC.


                                 By: /s/ M. Joseph Celi
                                    --------------------------------------------
                                    Name: M. Joseph Celi
                                    Title: President

                                    GZA SECURITIES CORP.


                                    By: /s/ Joseph P. Hehir
                                       -----------------------------------------
                                       Name: Joseph P. Hehir
                                       Title: Treasurer


                                    DELTA GEOTECHNICAL SERVICES, INC.


                                    By: /s/ Joseph P. Hehir
                                       -----------------------------------------
                                       Name: Joseph P. Hehir
                                       Title: Treasurer


                                    GROVER ENTERPRISES, INC.


                                    By: /s/ M. Joseph Celi
                                       -----------------------------------------
                                       Name: M. Joseph Celi
                                       Title: President


                                    GOLDBERG ZOINO ASSOCIATES OF NEW YORK, P.C.


                                    By: /s/ Richard M. Simon
                                       -----------------------------------------
                                       Name: Richard M. Simon
                                       Title: President

                        SUPPLEMENTAL DISCLOSURE SCHEDULE
                    [To be provided by Borrowers, if needed]

                                    EXHIBIT F
                                    ---------

                           EMPLOYEES OF GZA AUTHORIZED
                       TO REQUEST LINE OF CREDIT ADVANCES
                       ----------------------------------


     [To be provided by GZA]


                           OFFICERS OF GZA AUTHORIZED
                              TO REQUEST TERM LOANS

     [To be provided by GZA]


                        OFFICERS OF BORROWERS AUTHORIZED
                              TO EXECUTE TERM NOTES


           Borrower                        Authorized Signatory (Name and Title)
           --------                        -------------------------------------

GZA GeoEnvironmental Technologies, Inc.       [To be provided by Borrowers.]

GZA GeoEnvironmental, Inc.                    [To be provided by Borrowers.]

GZA Drilling, Inc.                            [To be provided by Borrowers.]

GZA Remediation, Inc.                         [To be provided by Borrowers.]

GZA Securities Corporation                    [To be provided by Borrowers.]

Delta Geotechnical Services, Inc.             [To be provided by Borrowers.]

Grover Enterprises, Inc.                      [To be provided by Borrowers.]

Goldberg-Zoino Associates of New York, P.C.   [To be provided by Borrowers.]

                                                                       Exhibit A


                                 PROMISSORY NOTE


$5,500,000.00                                             Boston, Massachusetts
                                                                 August 7, 1997

     FOR VALUE RECEIVED, the undersigned GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA"), GZA GeoEnvironmental, Inc., a Massachusetts corporation ("GZA Associates"), GZA Drilling, Inc., a Massachusetts corporation ("GZA Drilling"), GZA Remediation, Inc., a Massachusetts corporation ("GZA Remediation"), GZA Securities Corp., a Massachusetts corporation ("GZA Securities"), Delta Geotechnical Services, Inc., a Massachusetts corporation ("Delta"), Grover Enterprises, Inc., a Massachusetts corporation ("Grover") and Goldberg Zoino Associates of New York, P.C. ("GZA New York") (GZA, GZA Associates, GZA Drilling, GZA Remediation, GZA Securities, Delta, Grover and GZA New York being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK (the "Bank") the principal amount of Five Million Five Hundred Thousand and 00/100 ($5,500,000.00) Dollars or such portion thereof as may be advanced by the Bank (or may have heretofore been advanced by the Bank or any corporate predecessor thereof) pursuant to
Section 1.01(A) of the below-described Loan Agreement and remains outstanding from time to time hereunder ("Principal"), with interest, at the rate hereinafter set forth, on the daily balance of all unpaid Principal, from the date hereof until payment in full of all Principal and interest hereunder. As used herein, "Loan Agreement" means that certain Revolving Credit and Term Loan Agreement dated as of February 28, 1994 among the Borrowers and Shawmut Bank, N.A., as amended (Fleet National Bank having succeeded by merger to the rights and obligations of Shawmut Bank, N.A. thereunder).

     Interest on all unpaid Principal shall be due and payable monthly in arrears, on the first day of each month, commencing on the first such date after the advance of any Principal and continuing on the first day of each month thereafter and on the date of payment of this note in full, at a fluctuating rate per annum (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed) which shall at all times be equal to the Prime Rate, as in effect from time to time (but in no event in excess of the maximum rate permitted by then applicable law), with a change in the aforesaid rate of interest to become effective on the same day on which any change in the Prime Rate is effective; provided, however, that if a Eurodollar Interest Rate (as defined in the Loan Agreement) shall have become applicable to all or any portion of the outstanding Principal for any Interest Period (as defined in the Loan Agreement), then interest on such Principal or portion thereof shall accrue at said applicable Eurodollar Interest Rate for such Interest Period and shall be payable on the last day of such Interest Period. Overdue Principal and, to the extent permitted by law, overdue interest shall bear interest at a fluctuating rate per annum which at all times shall be equal to the sum of (i) two (2%) percent per annum plus (ii) the per annum rate otherwise payable under this note with respect to the Principal which is overdue (or as to which such interest is overdue) (but in no event in excess of the maximum rate permitted by then applicable law), compounded monthly and payable on demand. As used herein, "Prime Rate" means that rate of interest per annum announced by the Bank from time to time as its prime rate, it being understood that such rate is merely a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. If the entire amount of any required Principal and/or interest is not paid within ten (10) days after the same is due, the Borrowers shall pay to the Bank a late fee equal to five percent (5%) of the required payment.

     All outstanding Principal and all interest accrued thereon shall be due and payable in full on the first to occur of: (i) an acceleration under Article VI of the Loan Agreement or (ii) July 31, 1999. The Borrowers may at any time and from time to time prepay all or any portion of said Principal, but, as to LIBOR Loans (as defined in the Loan Agreement), only at the times and in the manner, and (under certain circumstances) with the additional payments, provided for in the Loan Agreement. Any prepayment of Principal, in whole or in part, will be without premium or penalty (but, in the case of LIBOR Loans, may require payment of additional amounts, as provided for in the Loan Agreement).

     Payments of both Principal and interest shall be made, in immediately available funds, at the office of the Bank located at One Federal Street, Boston, Massachusetts 02211, or at such other address as the Bank may from time to time designate.

     Each of the undersigned Borrowers irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to this note or on the books of the Bank, at or following the time of making any Line of Credit Loan (as defined in the Loan Agreement) and of receiving any payment of Principal, an appropriate notation reflecting such transaction (including date, amount and maturity) and the then aggregate unpaid balance of Principal. Failure of the Bank to make any such notation shall not, however, affect any obligation of any Borrower hereunder or under the Loan Agreement. The unpaid Principal amount of this note, as recorded by the Bank from time to time on such schedule or on such books, shall constitute presumptive evidence of the aggregate unpaid principal amount of the Line of Credit Loans.

     Each Borrower hereby (a) waives notice of and consents to any and all advances, settlements, compromises, favors and indulgences (including, without limitation, any extension or postponement of the time for payment), any and all receipts, substitutions, additions, exchanges and releases of collateral, and any and all additions, substitutions and releases of any person primarily or secondarily liable, (b) waives presentment, demand, notice, protest and all other demands and notices generally in connection with the delivery, acceptance, performance, default or enforcement of or under this note, and (c) agrees to pay, to the extent permitted by law, all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Bank in enforcing this note and any collateral or security therefor, all whether or not litigation is commenced.

     This note is the Line of Credit Note referred to in the Loan Agreement. This note is subject to prepayment as set forth in the Loan Agreement. The maturity of this note may be accelerated upon the occurrence of an Event of Default, as provided in the Loan Agreement. All obligations of the Borrowers hereunder and/or under the Loan Agreement are joint and several. This note is governed by, and shall be construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts.

     Executed, as an instrument under seal, as of the day and year first above written.



CORPORATE SEAL                                 GZA GEOENVIRONMENTAL
                                                  TECHNOLOGIES, INC.
ATTEST:

____________________________                   By:__________________________
Secretary                                         Name:
                                                  Title:


CORPORATE SEAL                                 GZA GEOENVIRONMENTAL, INC.

ATTEST:

____________________________                   By:__________________________
Clerk                                             Name:
                                                  Title:


CORPORATE SEAL                                 GZA DRILLING, INC.

ATTEST:

____________________________                   By:__________________________
Clerk                                             Name:
                                                  Title:


CORPORATE SEAL                                 GZA REMEDIATION, INC.

ATTEST:

____________________________                   By:__________________________
Clerk                                             Name:
                                                  Title:

CORPORATE SEAL                              GZA SECURITIES CORP.

ATTEST:

____________________________                By:__________________________
Clerk                                          Name:
                                               Title:


CORPORATE SEAL                              DELTA GEOTECHNICAL SERVICES, INC.

ATTEST:

____________________________                By:__________________________
Clerk                                          Name:
                                               Title:


CORPORATE SEAL                              GROVER ENTERPRISES, INC.

ATTEST:

____________________________                By:__________________________
Clerk                                          Name:
                                               Title:



CORPORATE SEAL                              GOLDBERG ZOINO ASSOCIATES
                                               OF NEW YORK, P.C.
ATTEST:

____________________________                By:__________________________
Secretary                                      Name:
                                               Title:

                                                                       EXHIBIT B
                                                                       ---------

                                 PROMISSORY NOTE



                                                  Boston, Massachusetts

$____________                                     [_________________]



         FOR VALUE RECEIVED, the undersigned [add name of applicable company] and GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA") (said [name of applicable company] and GZA being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK (the "Bank") the principal amount of ($____________) Dollars ("Principal"), with interest, at the rate hereinafter set forth, on the daily balance of all unpaid Principal, from the date hereof until payment in full of all Principal and interest hereunder. As used herein, "Loan Agreement" means that certain Revolving Credit and Term Loan Agreement dated as of February 28, 1994 among the Borrowers and Shawmut Bank, N.A., as amended (Fleet National Bank having succeeded by merger to the rights and obligations of Shawmut Bank, N.A. thereunder).

         Principal will be repaid in [ ] equal monthly installments, each in the amount of $___________, each such installment being due on the first day of each month, commencing with the first such date following the date hereof, and continuing on the first day of each month thereafter until all Principal shall have been paid in full. Interest on all unpaid Principal shall be due and payable monthly in arrears, on the first day of each month, commencing on the first such date after the date hereof and continuing on the first day of each month thereafter and on the date of payment of this note in full, at a fluctuating rate per annum (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed) which shall at all times be equal to the Prime Rate, as in effect from time to time (but in no event in excess of the maximum rate permitted by then applicable law), with a change in the aforesaid rate of interest to become effective on the same day on which any change in the Prime Rate is effective; provided, however, that if an Adjusted COF Rate (as defined in the Loan Agreement) shall have become applicable to the outstanding Principal for any Interest Period (as defined in the Loan Agreement), then interest on such Principal shall accrue at said applicable Adjusted COF Rate for such Interest Period and shall be payable on the last day of such Interest Period. (If the Term Loan represented by this note is being converted from a Floating Rate Loan (as defined in the Loan Agreement) to a COF Loan (as defined in the Loan Agreement), interest shall also be paid on the date of such conversion). Overdue Principal and, to the extent permitted by law, overdue interest shall bear interest at a fluctuating rate per annum which at all times shall be equal to the sum of (i) two (2%) percent per annum plus (ii) the per annum rate otherwise payable under this note with respect to the Principal which is overdue (or as to which such interest is overdue) (but in no event in excess of the maximum rate permitted by then applicable law), compounded monthly and payable on demand. As used herein, "Prime Rate" means that rate of interest per annum announced by the Bank from time to time as its prime rate, it being understood that such rate is merely a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. If the entire amount of any required Principal and/or interest is not paid within ten (10) days after the same is due, the Borrowers shall pay to the Bank a late fee equal to five percent (5%) of the required payment.

         All outstanding Principal and all interest accrued thereon shall become due and payable in full upon an acceleration under Article VI of the Loan Agreement. The Borrowers may at any time and from time to time prepay all or any portion of said Principal, but, as to any prepayment of COF Loan, only at the times and in the manner, and (under certain circumstances) with the additional payments, provided for in the Loan Agreement. Any prepayment of Principal, in whole or in part, will be without premium or penalty (but, in the case of any prepayment of a COF Loan, may require payment of additional amounts, as provided for in the Loan Agreement).

         Payments of both Principal and interest shall be made, in immediately available funds, at the office of the Bank located at One Federal Street, Boston, Massachusetts 02211, or at such other address as the Bank may from time to time designate.

         Each of the undersigned Borrowers irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to this note or on the books of the Bank, at or following the time of making the Term Loan (as defined in the Loan Agreement) evidenced by this note and of receiving any payment of Principal, an appropriate notation reflecting such transaction (including date, amount and maturity) and the then aggregate unpaid balance of Principal. Failure of the Bank to make any such notation shall not, however, affect any obligation of any Borrower hereunder or under the Loan Agreement. The unpaid Principal amount of this note, as recorded by the Bank from time to time on such schedule or on such books, shall constitute presumptive evidence of the unpaid principal amount of the Term Loan evidenced by this note.

         Each Borrower hereby (a) waives notice of and consents to any and all advances, settlements, compromises, favors and indulgences (including, without limitation, any extension or postponement of the time for payment), any and all receipts, substitutions, additions, exchanges and releases of collateral, and any and all additions, substitutions and releases of any person primarily or secondarily liable, (b) waives presentment, demand, notice, protest and all other demands and notices generally in connection with the delivery, acceptance, performance, default or enforcement of or under this note, and (c) agrees to pay, to the extent permitted by law, all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Bank in enforcing this note and any collateral or security therefor, all whether or not litigation is commenced.

         This note is a Term Note referred to in the Loan Agreement. This note is subject to prepayment as set forth in the Loan Agreement. The maturity of this note may be accelerated upon the occurrence of an Event of Default, as provided in the Loan Agreement. All obligations of the Borrowers hereunder and/or under the Loan Agreement are joint and several. This note is governed by, and shall be construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts.

         Executed, as an instrument under seal, as of the day and year first above written.



CORPORATE SEAL                                GZA GEOENVIRONMENTAL
                                              TECHNOLOGIES, INC.

ATTEST:

                                              By:
----------------------------                      ----------------------------
Secretary                                         Name:
                                                  Title:





CORPORATE SEAL                                [Applicable Company]


ATTEST:

                                              By:
----------------------------                      ----------------------------
Clerk                                             Name:
                                                  Title:





















                                       -3-